UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-5877

                   DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC
                (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        November 30


Date of reporting period:       May 31, 2003




[PAGE]

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.


      Dreyfus
      Strategic Municipal
      Bond Fund, Inc.



      SEMIANNUAL REPORT May 31, 2003



                  DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

  THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

  THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.


THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            20   Notes to Financial Statements

                            25   Proxy Results

                            29   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                   Dreyfus  Strategic Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Strategic Municipal Bond Fund, Inc. covers the six-month period from December 1, 2002, through May 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

We have recently seen some signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq wound down quickly, without disrupting oil supplies or major incidents of terrorism. Many stock market indices have posted encouraging gains since the start of 2003, although it is uncertain whether such gains will continue. At the same time, an estimated $350 billion in federal tax cuts were signed into law on May 28, and the evidence to date suggests that any adverse impact on municipal bond yields should be minimal. Indeed, rising state and local taxes may make municipal bonds more valuable for investors seeking tax-exempt income.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs, and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We believe that municipal bonds may benefit as state and local tax rates rise, making tax-exempt yields more attractive compared to taxable yields for many investors. At the same time, because of ongoing fiscal pressures affecting many states and municipalities, diversification remains important. As for stocks, we currently believe that selectivity among individual companies can be a key factor in the equity markets. However, no one can say for certain what direction the markets will take over time. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 16, 2003




DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Strategic Municipal Bond Fund, Inc. perform during the period?

For the six-month period ended May 31, 2003, the fund achieved a total return of 9.59% .(1) During the same period, the fund provided aggregate income dividends of $0.2974 per share, which is equal to a distribution rate of 6.57%.(2)

The fund and market's performance during the reporting period was primarily influenced by declining interest rates, heightened investor demand for tax-exempt fixed-income securities and mounting fiscal pressures on state and local governments. The fund's investment returns were enhanced by our leveraging strategy, which benefited from historically low borrowing rates.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent believed by Dreyfus to be consistent with the preservation of capital. In pursuing this goal, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds are classified as general obligation bonds, revenue bonds and notes. Under normal market conditions, the fund invests at least 80% of its net assets in investment-grade bonds.

We look for bonds that we believe can provide high current income. We strive to find such opportunities through analysis of individual bonds' structures. Within the context of our bond structure analyses, we pay particularly close attention to each bond's maturity and early redemption features.

Over time, many of the fund's older, higher-yielding bonds have matured or were redeemed by their issuers. We have generally attempted to replace those bonds with new securities that offered currently higher than average income payments. We have also sought to
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually sell bonds that are close to their optimal redemption date or maturity. In addition, we conduct credit analysis of our holdings in an attempt to avoid potential defaults on interest and principal payments.

What other factors influenced the fund's performance?

The reporting period was characterized by persistent economic weakness, which was aggravated by corporate scandals early in the reporting period and, later, heightened international tensions culminating in the war in Iraq. Despite the Federal Reserve Board's aggressively accommodative monetary policy, the economy failed to gain much momentum after the Iraq war wound down in early April 2003, and municipal bond yields continued to decline. Lower yields on newly issued bonds produced price appreciation for seasoned bonds, contributing positively to the fund' s total return. Lower yields and higher prices were also supported by high levels of investor demand for relatively stable, tax-exempt investment alternatives.

The weak economy also produced negative influences affecting the municipal bond market. Most notably, revenues from personal income taxes, capital gains taxes and sales taxes fell short of many states' and municipalities' projections, creating budget deficits. State governments have attempted to bridge their budget gaps through spending reductions and, in some cases, higher taxes. Government entities have also turned to the municipal bond market to fund ongoing operations and new projects. As a result, the supply of newly issued bonds during the reporting period rose sharply compared to the same period one year earlier. While a surge of new issuance historically has tended to produce higher yields, the reporting period' s increased supply of bonds was easily absorbed by robust investor demand, and municipal bond yields generally remained low.


In this challenging fiscal environment, we have attempted to adopt a more conservative investment posture. We reduced the fund' s holdings of corporate-backed bonds and redeployed those assets primarily among high-quality, income-oriented bonds that are more sensitive to interest-rate changes than to investors' perception of credit quality.

Finally, the fund benefited from lower short-term interest rates and a widening of the difference between short-term rates and long-term bond yields. As part of the fund's leveraging strategy, we extended the term of one of the fund's series of auction-rate preferred notes, effectively locking in today's low borrowing rates for two years. By reinvesting the proceeds in municipal bonds with long-term maturities, we have effectively enhanced the fund's income stream.

What is the fund's current strategy?

We continue to look for opportunities to upgrade the fund's credit quality without sacrificing substantial amounts of current income. In the meantime, we are cautiously optimistic about the prospects for municipal bonds in general and the fund' s seasoned, core holdings in particular. In our current view, recent federal tax cuts are likely to be offset by higher state and local taxes for many taxpayers. New York and Connecticut have already raised taxes to cover their budget deficits, and other states are considering doing so. As a result, tax-exempt securities may become more attractive to investors seeking tax-free income.

June 16, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

STATEMENT OF INVESTMENTS

May 31, 2003 (Unaudited)



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--138.7%                                                       Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--4.7%

Alaska Housing Finance Corporation:

   6.25%, 6/1/2035                                                                            7,145,000                7,761,613

   6.05%, 6/1/2039 (Insured; MBIA)                                                           11,915,000               12,655,160

ARIZONA--2.7%

Apache County Industrial Development Authority, PCR

   (Tuscon Electric Power Co.) 5.85%, 3/1/2028                                                8,250,000                7,626,712

Maricopa County Pollution Control Corporation, PCR

   (El Paso Electric Co.) 6.25%, 5/1/2037                                                     4,000,000                4,075,720

ARKANSAS--2.5%

Arkansas Development Finance Authority, SFMR

   6.25%, 1/1/2032                                                                            4,945,000                5,343,419

Little Rock School District

   5.25%, 2/1/2030 (Insured; FSA)                                                             5,000,000                5,445,450

CALIFORNIA--7.0%

California Department Water Resources,

  Power Supply Revenue

   6%, 5/1/2015                                                                              12,500,000               14,741,250

California Educational Facilities Authority, Revenue

   (University of Southern California ) 5.50%, 10/1/2027                                      1,000,000                1,118,870

California Health Facilities Financing Authority,

  Health Facility Financing Revenue

   (Cedars-Sinai Medical Center) 6.25%, 12/1/2034                                             3,750,000                4,081,275

California Pollution Control Financing Authority, PCR

  (Southern California Edison Company)

   7%, 2/28/2008                                                                              5,000,000                5,090,650

Los Angeles 5%, 9/1/2021(Insured; MBIA)                                                       5,000,000                5,405,300

COLORADO--1.2%

Colorado Health Facilities Authority, Revenue

   (American Housing Foundation 1, Inc.)
   8.50%, 12/1/2031                                                                           2,055,000                2,078,715

Denver City and County, Special Facilities Airport Revenue

   (United Air Lines) 6.875%, 10/1/2032                                                       2,700,000  (a)             981,450

Northwest Parkway Public Highway Authority, Revenue

   (First Tier Subordinated) 7.125%, 6/15/2041                                                2,000,000                2,108,400

CONNECTICUT--2.6%

Connecticut Development Authority, PCR

   (Connecticut Light and Power) 5.95%, 9/1/2028                                              6,000,000                6,381,960

Connecticut Resource Recovery Authority

  (American Refunding-Fuel Company)

   6.45%, 11/15/2022                                                                          4,985,000                5,080,363


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DELAWARE--1.0%

Delaware Health Facilities Authority, Revenue

   (Beebe Medical Center) 6.80%, 6/1/2024                                                     3,905,000                4,175,421

DISTRICT OF COLUMBIA--1.4%

Metropolitan Washington Airports Authority,

  Special Facilities Revenue

   (Caterair International Corp.) 10.125%, 9/1/2011                                           6,120,000                6,107,638

FLORIDA--4.6%

Florida Board of Education, Lottery Revenue

   6%, 7/1/2014 (Insured; FGIC)                                                               5,000,000                5,987,950

Florida Housing Finance Corporation, Housing Revenue

  (Seminole Ridge Apartments)

   6%, 4/1/2041 (Collateralized; GNMA)                                                        6,415,000                6,877,650

Orange County Health Facilities Authority, Revenue:

   (Adventist Health System) 6.25%, 11/15/2024                                                3,000,000                3,299,970

   (Orlando Regional Healthcare System) 6%, 10/1/2026                                         3,500,000                3,712,415

GEORGIA--1.0%

Private Colleges and Universities Facilities
   Authority, Revenue (Clark Atlanta University)
   8.25%, 1/1/2015                                                                            4,127,500                4,345,968

IDAHO--1.1%

Idaho Housing & Finance Association, SFMR

   6.35%, 1/1/2030 (Collateralized; FNMA)                                                     2,395,000                2,578,864

Power County Industrial Development Corporation,
   SWDR (FMC Corporation Project)
   6.45%, 8/1/2032                                                                            2,800,000                2,386,720

ILLINOIS--4.7%

Illinois Development Finance Authority

   SWDR (Waste Management Inc.) 5.05%, 1/1/2010                                               2,000,000                2,063,160

Illinois Health Facilities Authority, Revenue:

   (Advocate Network Health Care) 6.125%, 11/15/2022                                          5,000,000                5,663,750

   (OSF Healthcare Systems) 6.25%, 11/15/2029                                                11,650,000               12,526,313

INDIANA--1.8%

Burns Harbor Industrial Solid Waste Disposal Facilities,

   Revenue (Bethlehem Steel Corp.) 8%, 4/1/2024                                               6,000,000  (a)             372,000

Franklin Township School Building Corporporation

   6.125%, 1/15/2022 (Prerefunded 7/15/2010)                                                  6,000,000  (b)           7,460,460

LOUISIANA--5.9%

Lake Charles Harbor and Terminal, District Port Facilities,

   Revenue (Trunkline LNG Co.) 7.75%, 8/15/2022                                              15,000,000               15,669,000

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

LOUISIANA (CONTINUED)

Parish of De Soto, Environmental Improvement
   Revenue (International Paper Co.)
   6.55%, 4/1/2019                                                                            2,900,000                3,048,045

West Feliciana Parish, PCR:

   (Entergy Gulf States) 6.60%, 9/1/2028                                                      3,750,000                3,823,875

   (Utility-Entergy Gulf States) 7%, 11/1/2015                                                3,000,000                3,074,040

MARYLAND--1.6%

Baltimore County, PCR (Bethlehem Steel Corp.)

   7.50%, 6/1/2015                                                                            5,000,000  (a)             120,000

Maryland Economic Development Corporation,

  Student Housing Revenue (University of Maryland)

   5.75%, 10/1/2033                                                                           3,250,000                3,409,835

Maryland Industrial Development Financing
   Authority, EDR (Medical Waste Associates
   Limited Partnership) 8.75%, 11/15/2010                                                     3,865,000                3,402,901

MASSACHUSETTS--1.8%

Massachusetts Bay Transportation Authority,

   Assessment Revenue 5.25%, 7/1/2030                                                         3,750,000                4,026,825

Massachusetts Health and Educational Facilities

  Authority, Revenue (Beth Isreal)

   10.57%, 7/1/2025 (Insured; AMBAC)                                                          3,250,000  (c)           3,399,890

Pittsfield, SWDR (Vicon Recovery Associates)

   7.95%, 11/1/2004                                                                             595,000                  596,880

MICHIGAN--2.3%

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group)

   8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                                  5,000,000  (b)           5,889,850

Michigan Strategic Fund, SWDR

   (Genesee Power Station) 7.50%, 1/1/2021                                                    4,150,000                3,990,557

MISSISSIPPI--1.4%

Mississippi Business Finance Corporation, PCR

   (Systems Energy Resources, Inc.) 5.90%, 5/1/2022                                           6,070,000                6,075,281

MISSOURI--.8%

Saint Louis Industrial Development Authority

   (Saint Louis Convention) 7.25%, 12/15/2035                                                 3,250,000                3,300,310

NEBRASKA--1.0%

Nebraska Investment Finance Authority, SFMR

   10.504%, 3/1/2026                                                                          3,500,000  (c,d)         4,402,615


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEVADA--3.4%

Clark County, IDR

   (Southwest Gas Corporation) 6.50%, 12/1/2033                                               5,000,000                5,074,200

Washoe County (Reno-Sparks Convention)
   6.40%, 7/1/2029
   (Insured; FSA, Prerefunded 1/1/2010)                                                       8,000,000  (b)           9,815,440

NEW HAMPSHIRE--3.6%

New Hampshire Business Finance Authority, PCR

  (Public Service Co.):

      6%, Series D 5/1/2021 (Insured; MBIA)                                                   2,690,000                3,070,581

      6%, Series E 5/1/2021 (Insured; MBIA)                                                   6,000,000                6,848,880

New Hampshire Industrial Development Authority, PCR

   (Connecticut Light) 5.90%, 11/1/2016                                                       5,400,000                5,585,004

NEW JERSEY--2.6%

New Jersey Economic Development Authority

  Special Facilities Revenue (Continental Airlines, Inc.):

      6.25%, 9/15/2019                                                                        3,620,000                2,770,277

      7.20%, 11/15/2030                                                                       7,000,000                5,375,300

New Jersey Educational Facilities Authority, Revenue

  Higher Education Capital Improvement

   5.25%, 9/1/2019 (Insured; AMBAC)                                                           3,000,000                3,362,610

NEW YORK--4.5%

New York City Transitional Finance Authority, Revenue

   (Future Tax Secured) 5.375%, 11/15/2021                                                   10,000,000               11,119,600

New York State Dormitory Authority, Revenue:

   City University Systems
      (Consolidated 4th General) 5.50%, 7/1/2017                                              3,060,000                3,458,932

   Judicial Facility Lease
      (Suffolk County) 9.50%, 4/15/2014                                                         605,000                  694,153

   (Marymount Manhattan College) 6.25%, 7/1/2029                                              4,000,000                4,532,880

NORTH CAROLINA--.6%

North Carolina Eastern Municipal Power Agency,

   Power Systems Revenue 6.70%, 1/1/2019                                                      2,500,000                2,813,050

OHIO--6.5%

Cuyahoga County, HR (Metrohealth Systems)

   6.15%, 2/15/2029                                                                          10,000,000               10,594,100

Cuyahoga County Hospital Facilities, Revenue

   (UHHS/CSAHS Cuyahoga Inc. &
   CSAHS/UHHS Canton Inc.) 7.50%, 1/1/2030                                                    3,500,000                3,942,995

                                                                                                               The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Mahoning County Hospital Facilities, Revenue

   (Forum Health Obligation Group)
   6%, 11/15/2032                                                                             4,000,000                4,247,240

Ohio Air Quality Development Authority, PCR

   (Cleveland Electric Illuminating Co.)
   6.10%, 8/1/2020                                                                            2,400,000                2,564,592

Ohio Housing Finance Agency, Mortgage Revenue

   10.61%, 3/1/2029 (Collateralized; GNMA)                                                    2,345,000  (c,d)         2,663,709

Ohio Water Development Authority, PCR

   (Cleavland Electric) 6.10%, 8/1/2020                                                       4,000,000                4,274,320

OKLAHOMA--3.6%

Oklahoma Development Finance Authority, Revenue

   (St. John Health System) 6%, 2/15/2029                                                     9,000,000               10,092,330

Oklahoma Industries Authority, Health System
   Revenue (Obligation Group)
   5.75%, 8/15/2029 (Insured; MBIA)                                                           5,000,000                5,549,950

OREGON--.6%

Umatilla County Hospital Facility Authority, Revenue

   (Catholic Health Initiatives) 5.50%, 3/1/2022                                              2,500,000                2,693,100

PENNSYLVANIA--3.6%

Allegheny County Port Authority, Special Transportation
   Revenue 6.125%, 3/1/2029 (Insured; MBIA,
   Prerefunded 3/1/2009)                                                                      4,750,000  (b)           5,758,615

Beaver County Industrial Development Authority, PCR

   (Cleveland Electric) 7.625%, 5/1/2025                                                      8,800,000                9,468,888

Pennsylvania Housing Finance Agency,

  Multi-Family Development Revenue

   8.25%, 12/15/2019                                                                            277,000                  277,723

RHODE ISLAND--1.5%

Rhode Island Health & Educational Building
  Corporation Higher Educational Facilities
  (University of Rhode Island)

   5.875%, 9/15/2029 (Insured; MBIA)                                                          5,910,000                6,869,784

SOUTH CAROLINA--4.7%

Greenville Hospital System, Hospital Facilities Revenue

   5.50%, 5/1/2026 (Insured; AMBAC)                                                           7,000,000                7,601,090

Richland County, Environmental Improvement Revenue

   (International Paper Company) 6.10%, 4/1/2023                                              6,500,000                6,782,230

South Carolina Medical Facilities, Hospital Facilities

   Revenue 6%, 7/1/2019 (Prerefunded 7/1/2009)                                                5,000,000  (b)           6,047,250


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TENNESSEE--3.6%

Memphis Center City Revenue Finance Corp.

  Sports Facility Revenue

   (Memphis Redbirds) 6.50%, 9/1/2028                                                         6,000,000                6,083,640

Tennessee Housing Development Agency

  (Homeownership Program):

      6%, 1/1/2028                                                                            4,615,000                4,897,623

      6.40%, 7/1/2031                                                                         4,250,000                4,675,935

TEXAS--24.3%

Austin Convention Enterprises Inc.

   (Convention Center Hotel) 6.70%, 1/1/2032                                                  4,250,000                4,467,175

Dallas Fort Worth International Airport, Revenue:

   5.50%, 11/1/2021 (Insured; FSA)                                                            7,000,000                7,628,600

   5%, 11/1/2032 (Insured; AMBAC)                                                            12,000,000               12,111,120

Gregg County Health Facilities Development
   Corporation, HR (Good Shepherd Medical Center)
   6.375%, 10/1/2025                                                                          2,500,000                2,892,275

Harris County Health Facilities Development
   Corporation, HR (Memorial Hermann Healthcare)
   6.375%, 6/1/2029                                                                           7,000,000                7,702,310

Katy Independent School District

   6.125%, 2/15/2032                                                                         11,360,000               13,131,706

Sabine River Authority, PCR (TXU Electric):

   6.45%, 6/1/2021                                                                            2,900,000                2,947,212

   5.50%, 5/1/2022                                                                            5,000,000                5,113,650

Springhill Courtland Heights Public Facility Corp. MFHR

   5.85%, 12/1/2028                                                                           6,030,000                6,312,204

Texas:

   (Veterans ) 6%, 12/1/2030                                                                  3,935,000                4,308,628

   (Veterans Housing Assistance Program)
      6.10%, 6/1/2031                                                                         8,510,000                9,266,794

Texas Department of Housing and Community Affairs,

   Collateralized Home Mortgage Revenue
   12.248%, 7/2/2024                                                                          4,900,000  (c)           6,477,996

Tomball Hospital Authority, Revenue:

   6.125%, 7/1/2023                                                                           3,555,000                3,605,019

   (Tomball Regional Hospital) 6%, 7/1/2025                                                   3,400,000                3,520,972

Tyler Health Facilities Development Corp., HR

  (East Texas Medical Center Regional Health Care System)

   6.75%, 11/1/2025                                                                           5,850,000                5,756,693

                                                                                                          The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Texas Turnpike Authority,

  Central Texas Turnpike System Revenue:

      5.50%, 8/15/2039 (Insured; AMBAC)                                                       3,000,000                3,311,490

      5.25%, 5/15/2042 (Insured; AMBAC)                                                       6,875,000                7,335,625

UTAH--1.0%

Carbon County, SWDR (Sunnyside Cogeneration):

   7.10%, 8/15/2023                                                                           4,532,000                4,394,001

VIRGINIA--5.4%

Henrico County Economic Development Authority,
  Revenue (Bon Secours Health System)

   5.60%, 11/15/2030 (Insured; FSA)                                                           3,140,000                3,330,347

Henrico County Industrial Development Authority,
   Revenue (Bon Secours Health System)

   10.408%, 8/23/2027                                                                         7,500,000  (c)          10,841,925

Virginia Housing Development Authority

   Rental Housing 6.20%, 8/1/2024                                                             8,520,000                9,297,194

WASHINGTON--6.9%

Energy Northwest, Revenue:

   Electric 10.14%, 7/1/2017                                                                 10,000,000  (c,d)        13,331,900

   (Wind Project) 6%, 7/1/2023                                                                3,670,000                3,987,528

Port Seattle Special Facilities Revenue

   (Northwest Airlines Project) 7.25%, 4/1/2030                                               2,300,000                1,754,946

Washington Higher Education Facilities Authority,
   Revenue (Whitman College) 5.875%, 10/1/2029                                               10,000,000               10,896,600

WISCONSIN--7.2%

Badger Tobacco Asset Securitization Corp.

  Tobacco Settlement Revenue:

      7%, 6/1/2028                                                                           13,500,000               13,288,725

      6.375%, 6/1/2032                                                                        5,945,000                5,334,865

Wisconsin Health and Educational Facilities
   Authority, Revenue (Aurora Health Care, Inc.)
   5.60%, 2/15/2029                                                                           5,595,000                5,645,802

Wisconsin Housing and Economic Development
   Authority Homeownership Revenue
   12.651%, 7/1/2025                                                                          7,000,000  (c,d)         7,296,310

WYOMING--3.4%

Sweetwater County, SWDR (FMC Corp.):

   7%, 6/1/2024                                                                               1,805,000                1,690,455

   6.90%, 9/1/2024                                                                            2,465,000                2,281,653


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WYOMING (CONTINUED)

Wyoming Student Loan Corporation,
  Student Loan Revenue:

      6.20%, 6/1/2024                                                                         5,000,000                5,403,300

      6.25%, 6/1/2029                                                                         5,000,000                5,389,600

U.S.RELATED--.6%

Puerto Rico Public Finance Corporation

   6%, 8/1/2026                                                                               2,000,000                2,414,100

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $583,211,856)                                                                                               603,839,231

SHORT-TERM MUNICIPAL INVESTMENTS--2.8%
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--2.0%

Valez, Marine Terminal Revenue, VRDN

  (Exxon Pipeline Company Project):

      Project B, 1.30%                                                                        2,600,000  (e)           2,600,000

      Project C, 1.30%                                                                        6,100,000  (e)           6,100,000

LOUISIANA--.5%

East Baton Rouge Parish, PCR, VRDN

   (Exxon Project) 1.25%                                                                      2,200,000  (e)           2,200,000

WYOMING--.3%

Unita County, PCR, VRDN                                                                       1,500,000  (e)           1,500,000

   (Amoco Project) 1.30%

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $12,400,000)                                                                                                 12,400,000

TOTAL INVESTMENTS (cost $595,611,856)                                                            141.5%              616,239,231

CASH AND RECEIVABLES (NET)                                                                         1.2%                5,163,669

PREFERRED STOCK, AT REDEMPTION VALUE                                                             (42.7%)            (186,000,000)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                     100.0%              435,402,900

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance
                             Company

FNMA                      Federal National Mortgage
                             Association

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                             Association

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              31.7

AA                               Aa                              AA                                               18.0

A                                A                               A                                                20.0

BBB                              Baa                             BBB                                              15.9

BB                               Ba                              BB                                                6.2

B                                B                               B                                                 1.3

CC                               Ca                              CC                                                 .2

F1                               MIG1/P1                         SP1/A1                                            2.0

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     4.7

                                                                                                                 100.0

(A)  NON-INCOME PRODUCING SECURITY, INTEREST PAYMENTS IN DEFAULT.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  INVERSE  FLOATER   SECURITY---THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(D)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2003,
     THESE SECURITIES  AMOUNTED TO $27,694,534 OR 6.4% OF NET ASSETS  APPLICABLE
     TO COMMON SHAREHOLDERS.

(E)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE INVESTMENT  ADVISOR TO BE OF COMPARABLE QUALITY
     TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2003 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                          595,611,856   616,239,231

Cash                                                                    83,305

Interest receivable                                                 10,134,425

Receivable for investment securities sold                              446,561

Prepaid expenses                                                       389,264

                                                                   627,292,786
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                          393,147

Payable for investment securities purchased                          5,053,472

Dividends payable to preferred shareholders                            177,237

Commissions payable                                                     52,054

Accrued expenses and other liabilities                                 213,976

                                                                     5,889,886
-------------------------------------------------------------------------------

AUCTION PREFERRED STOCK, Series A, B and C, par value

$.001 per share (7,440 shares issued and outstanding

at $25,000 per share liquidation) value--Note 1                    186,000,000
-------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ($)                   435,402,900
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Common Stock, par value, $.001 per share
  (48,070,337 shares issued and outstanding)                            48,070

Paid-in capital                                                    443,761,562

Accumulated undistributed investment income--net                     6,619,636

Accumulated net realized gain (loss) on investments               (35,653,743)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     20,627,375
-------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ($)                   435,402,900
-------------------------------------------------------------------------------

COMMON SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)     48,070,337

NET ASSET VALUE PER SHARE OF COMMON STOCK ($)                             9.06

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     18,455,243

EXPENSES:

Management fee--Note 3(a)                                            1,511,955

Administration fees--Note 3(a)                                         755,977

Commission fees--Note 1                                                246,969

Professional fees                                                       40,501

Shareholders' reports                                                   38,287

Shareholder servicing costs                                             24,754

Registration fees                                                       24,432

Directors' fees and expenses--Note 3(b)                                 22,805

Custodian fees                                                           2,292

Miscellaneous                                                           18,375

TOTAL EXPENSES                                                       2,686,347

INVESTMENT INCOME--NET                                              15,768,896
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (7,035,298)

Net unrealized appreciation (depreciation) on investments           30,656,446

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              23,621,148

DIVIDENDS ON PREFERRED STOCK                                        (1,405,881)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                37,984,163

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                             May 31, 2003           Year Ended
                                              (Unaudited)    November 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         15,768,896           33,831,139

Net realized gain (loss) on investments        (7,035,298)          (9,058,484)

Net unrealized appreciation
   (depreciation) on investments               30,656,446           (3,417,992)

Dividends on Preferred Stock                   (1,405,881)          (3,420,665)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   37,984,163           17,933,998
-------------------------------------------------------------------------------

DIVIDENDS TO COMMON SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (14,286,513)         (26,911,287)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

DIVIDENDS REINVESTED--NOTE 1(C)                   336,581              337,170

TOTAL INCREASE (DECREASE) IN NET ASSETS        24,034,231           (8,640,119)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           411,368,669          420,008,788

END OF PERIOD                                 435,402,900          411,368,669

Undistributed investment income--net            6,619,636            6,286,357
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (COMMON SHARES):

INCREASE IN COMMON SHARES OUTSTANDING
   AS A RESULT OF DIVIDENDS REINVESTED             39,001               39,069

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.


                                          Six Months Ended
                                              May 31, 2003                               Year Ended November 30,
                                                                  ------------------------------------------------------------------
                                                (Unaudited)       2002(a)         2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                8.56          8.75           8.60          8.56           9.52        9.49

Investment Operations:

Investment income--net                                 .33(b)        .70(b)         .72           .70            .58         .60

Net realized and unrealized
   gain (loss) on investments                          .50          (.26)           .11           .06           (.90)        .05

Dividends on Preferred Stock
   from net investment income                         (.03)         (.07)          (.12)         (.16)          (.02)         --

Total from
   Investment Operations                               .80           .37            .71           .60           (.34)        .65

Distributions to
   Common Shareholders:

Dividends from investment
   income--net                                        (.30)         (.56)          (.56)         (.56)          (.58)       (.62)

Capital Stock transactions--net
   effect of Preferred
   Stock Offering                                       --             --            --          (.00)(c)       (.04)         --

Net asset value, end of period                        9.06          8.56           8.75          8.60           8.56        9.52

Market value, end of period                           9.06          7.88           8.45          8-1/8          7-11/16    10-3/16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                  19.05(e)       (.36)         10.72         13.30         (19.36)       2.23



                                          Six Months Ended
                                              May 31, 2003                            Year Ended November 30,
                                                                  ------------------------------------------------------------------
                                                (Unaudited)       2002(a)        2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/
   SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets applicable to
   Common Shareholders                         1.28(f,g,h)     1.28(g,h)     1.27(g,h)      1.34(g,h)      .91(g,h)           .81

Ratio of net investment
   income to average
   net assets applicable to
   Common Shareholders                         7.52(f,g,h)     8.10(g,h)     8.10(g,h)      8.25(g,h)     6.64(g,h)          6.26

Portfolio Turnover Rate                           34.90(e)         44.71     13.36           27.58          32.58            6.33

Asset, coverage of Preferred
   Stock, end of period                                334           321       326            321            320            --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of
   Preferred Stock,
   end of period ($ x 1,000)                       435,403        411,369   420,009       411,081        408,958       453,893

Preferred Stock outstanding,
   end of period ($ x 1,000)                       186,000        186,000   186,000       186,000        186,000            --

(A)  AS  REQUIRED,  EFFECTIVE  DECEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PERMIUM ON A  SCIENTIFIC  BASIS FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     NOVEMBER  30,  2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND
     DECREASE NET REALIZED AND  UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  BY LESS
     THAN $.01 AND  INCREASE THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET
     ASSETS  APPLICABLE TO COMMON  SHAREHOLDERS  FROM 8.08% TO 8.10%.  PER SHARE
     DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO DECEMBER 1, 2001
     HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  CALCULATED BASED ON MARKET VALUE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

(G)  DOES NOT REFLECT THE EFFECT OF DIVIDENDS ON PREFERRED STOCK SHAREHOLDERS.

(H)  THE RATIO OF  EXPENSES  TO TOTAL  AVERAGE  NET  ASSETS AND THE RATIO OF NET
     INVESTMENT  INCOME  TO TOTAL  AVERAGE  NET  ASSETS  WERE  .89%  AND  5.21%,
     RESPECTIVELY,  FOR THE SIX  MONTHS  ENDED  MAY 31,  2003,  .89% AND  5.61%,
     RESPECTIVELY,  FOR THE YEAR  ENDED  NOVEMBER  30,  2002,  .89%  AND  5.64%,
     RESPECTIVELY,  FOR THE YEAR  ENDED  NOVEMBER  30,  2001,  .84%  AND  6.13%,
     RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER 30, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from federal income tax to the extent believed by the fund's investment adviser to be consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser and administrator. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Boston Safe Deposit and Trust Company (the "Custodian") acts as the fund's custodian. The Custodian is a wholly-owned subsidiary of Mellon. PFPC Global Fund Services ("PFPC"), a subsidiary of PNC Bank ("PNC"), serves as the fund's transfer agent, dividend-paying agent, registrar and plan agent. The fund's Common Stock trades on the New York Stock Exchange under the ticker symbol DSM.

The fund has outstanding 2,480 shares of Series A, Series B and Series C for a total of 7,440 shares of Auction Preferred Stock ("APS"), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) . APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS vote as a separate class on certain other matters, as required by law. The fund has designated Robin A. Pringle and John E. Zuccotti to represent holders of APS on the fund's Board of Directors.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service (the "Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c)  Dividends  to  shareholders  of  Common  Stock  (" Common Shareholder(s)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For common shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net assets value per share on the record date, PFPC will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On May 31, 2003, the Board of Directors declared a cash dividend to Common Shareholders of $.051 per share from investment income-net, payable on June 27, 2003 to Common Shareholders of record as of the close of business on June 13, 2003.

(d) Dividends to Shareholders of APS: For APS, dividends are currently reset annually for Series A and B and every 7 days for series C. The dividend rate in effect at May 31, 2003 were as follows: Series A --1.55%, Series B--1.625% and
Series    C--1.05%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the

Internal Revenue Code of 1986 as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $28,514,620 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2002. If not applied, $9,312,230 of the carryover expires in fiscal 2003, $3,964,163 expires in fiscal 2007, $5,542,712 expires in fiscal 2008, $442,201 expires in fiscal 2009 and $9,253,314 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2002 was as follows: tax exempt income $30,331,952. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2003, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Administration Fee and Other Transactions With
Affiliates:

(a) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of .. 50 of 1% of the value of the fund's average weekly net assets. The fund also has an Administration Agreement with Dreyfus, a Custody Agreement with the Custodian and a Transfer Agency and Registrar Agreement with PFPC. The fund pays in the aggregate for administration, custody and transfer agency services a monthly fee based on an annual rate of .25 of 1% of the value of the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

fund' s average weekly net assets; out-of pocket transfer agency and custody expenses are paid separately by the fund.

(b) Through January 27th, 2003, each director who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. Each such director also serves as a board member of other Funds within the Dreyfus complex (collectively, the "Fund Group" ). After January 27th, 2003, Board compensation was changed from a "Fund by Fund" basis to a "Fund Group" basis, such that each such director now receives an annual fee of $30,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2003, amounted to $210,612,156 and $206,010,437, respectively.

At  May  31,  2003,  accumulated  net unrealized appreciation on investments was
$20,627,375,   consisting  of  $43,601,261  gross  unrealized  appreciation  and
$22,973,886 gross unrealized depreciation.

At May 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PROXY RESULTS (Unaudited)

At the annual shareholders' meeting held on May 16, 2003, the Fund's Common Stockholders and Auction Preferred Stockholders voted together as a single class with respect to each of the three proposals below as follows:


                                                                                                        Shares
                                                                                    ------------------------------------------------
                                                                                          For                Authority Withheld
                                                                                    ------------------------------------------------

1. To elect three Class I Directors:((+))

      Joseph S. DiMartino                                                           23,656,525                           563,297

      William Hodding Carter, III                                                   23,656,525                           563,297

      Richard C. Leone                                                              23,656,525                           563,297


                                                                                                          Shares
                                                                    ----------------------------------------------------------------
                                                                              For               Against              Abstained
                                                                    ----------------------------------------------------------------

2. To approve a change to the fundamental
investment policies and investment
restrictions of the Fund to permit
the Fund to engage in swap transactions                                   18,325,117             1,646,963               917,689

3. To approve a change to the fundamental
investment policies and investment
restrictions of the fund to expand
the Fund's ability to invest in
other investment companies                                                18,266,712             1,780,756               842,301

((+))  THE TERMS OF THESE CLASS I DIRECTORS EXPIRE IN 2006.


                                                                        The Fund

NOTES


NOTES


OFFICERS AND DIRECTORS

Dreyfus Strategic Municipal Bond Fund, Inc.
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino

David W. Burke

Hodding Carter, III

Ehud Houminer

Richard C. Leone

Hans C. Mautner

Robin A. Pringle ((+))

John E. Zuccotti ((+)

((+)) AUCTION PREFERRED STOCK DIRECTORS

OFFICERS

President

      Stephen E. Canter

Executive Vice President

      Paul Disdier

Vice President

      Mark N. Jacobs

Secretary

      John B. Hammalian

Assistant Secretaries

      Steven F. Newman

      Michael A. Rosenberg

Treasurer

      James Windels

Assistant Treasurers

      Gregory S. Gruber

      Kenneth J. Sandgren

PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

Douglas J. Gaylor

Joseph A. Irace

PORTFOLIO MANAGERS (CONTINUED)

Colleen A. Meehan

W. Michael Petty

Scott Sprauer

James Welch

Monica S. Wieboldt

INVESTMENT ADVISER AND ADMINISTRATOR

The Dreyfus Corporation

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND-PAYING AGENT,  REGISTRAR AND DISBURSING AGENT

PFPC Global Fund Services

(Common Stock)

Deutsche Bank (Auction Preferred Stock)

AUCTION AGENT

Deutsche Bank (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: DSM

INITIAL SEC EFFECTIVE DATE

11/22/89

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--MUNICIPAL BOND FUNDS" EVERY MONDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                For More Information

                        Dreyfus Strategic Municipal
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02108

                        Transfer Agent,
                        Dividend-Paying Agent,
                        Registrar and Disbursing Agent

                        PFPC Global Fund Services
                        (Common Stock)
                        101 Federal Street
                        Boston, MA 02110



(c) 2003 Dreyfus Service Corporation                                  852SA0503





ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.



[PAGE]

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

[NAME OF FUND]

By:   /S/STEPHEN E. CANTER
      --------------------
      Stephen E. Canter
      President

Date:  July 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  July 30, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  July 30, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.